SECURITIES AND EXCHANGE COMMISSION
       			Washington, D.C.   20549



               				FORM 8-K


CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.



     Date of Report (Date of Earliest Event Reported):  Novembe 28, 1997



                        SEVENTH GENERATION, INC.
           --------------------------------------------------
           (Exact Name of Registrant as Specified in Charter)

          Vermont                        1-12614               03-0300509
----------------------------    ------------------------     --------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
  of Incorporation)                                        Identification No.)

                   1 Mill Street, Burlington, VT              05401
           ----------------------------------------        ----------
           (Address of Principal Executive Offices)        (Zip Code)



Registrant's telephone number, including area code:    (802) 658-3773

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Item 5. Other Events.

On November 13, 1997, Seventh Generation, Inc. issued a press release announcing the refinancing of its outstanding debentures, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

	(a)  Not Applicable.

	(b)  Not Applicable.

	(c)  Exhibits.

	99 Press Release Dated November 13, 1997 Announcing announcing the refinancing of its outstanding debentures.


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SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          							SEVENTH GENERATION, INC.



Date:   November 28, 1997        By: /s/ Jeffrey A. Hollender
                                     Jeffrey A. Hollender
                                     President and Chief Executive Officer
                                     (Principal Executive & Financial Officer)


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EXHIBIT INDEX


Exhibit
Number  Description

  99 Press Release Dated November 13, 1997 announcing the refinancing of its outstanding debentures.





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Exhibit 99

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Exhibit 99
NEWS RELEASE

FOR IMMEDIATE RELEASE
CONTACT:                               NASDAQ BULLETIN BOARD
JEFFREY HOLLENDER                      UNDER THE SYMBOL SVNG
SEVENTH GENERATION                     AND BOSTON STOCK EXCHANGE
(802) 658-3773 (Ext. 716)              UNDER THE SYMBOL SGN


                  SEVENTH GENERATION REFINANCES ALL DEBT

BURLINGTON, VT, NOVEMBER 13, 1997 - Seventh Generation, Inc. announced today that it has completed a private placement of over $900,000 of debentures. The sale of these five year notes refinances debt that comes due in 1998 and provides the company with additional working capital.

  The debentures have been sold in a private placement solely to accredited investors, have not been registered under the Securities Act of 1933, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

  Seventh Generation markets environmentally friendly consumer household products. The Company's brand name "Products for a Healthy Planet" include: paper towels, bathroom and facial tissues, napkins and paper plates made from 100% recycled fiber and manufactured without the use of chlorine bleach; cleaning and laundry products that are renewable resource based, phosphate free, and biodegradable; natural formula baby wipes; plastic trash bags made from 100% recycled plastic; feminine hygiene products manufactured without the use of chlorine bleach; and full spectrum lightbulbs. The Company markets and distributes to natural food stores, supermarkets, and mail-order catalogs in the United States and Canada.

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